Exhibit 99.1
Lucid Announces Third Quarter 2023 Financial Results
•Lucid reported Q3 revenue of $137.8 million driven by customer deliveries of 1,457 vehicles in the quarter
•Production of the Lucid Air Pure RWD began in September and is in the process of ramping up; production of the Lucid Air Sapphire also began in September, thus completing the Lucid Air lineup
•General assembly production shifted to Phase 2 of Lucid’s factory in Arizona; Lucid opened its first manufacturing plant in Saudi Arabia
•Lucid closed the Aston Martin transaction and commenced the strategic technology arrangement
•Lucid appoints Marc Winterhoff as its first-ever Chief Operating Officer, overseeing daily operations and execution across global manufacturing, supply chain, sales and service, marketing, and international markets
•Lucid Gravity, the company’s all new luxury electric SUV, will be unveiled on November 16 at the LA Auto Show; start of production remains on track for late 2024
•Production outlook for 2023 is revised to 8,000 - 8,500 vehicles from prior guidance of more than 10,000 to prudently align with deliveries
NEWARK, Calif., Nov. 7, 2023 -- Lucid Group, Inc. (NASDAQ: LCID), setting new standards for luxury electric experience with the Lucid Air, winner of the 2023 World Luxury Car Award, today announced financial results for its third quarter ended September 30, 2023. The earnings presentation is available on its investor relations website (https://ir.lucidmotors.com).
Lucid reported Q3 revenue of $137.8 million on deliveries of 1,457 vehicles and produced 1,550 vehicles. The company is also adjusting its production outlook for 2023 to 8,000 - 8,500 vehicles to prudently align with deliveries.
“We delivered on our commitments to complete the Lucid Air lineup on time with Pure RWD and Sapphire, transition general assembly to our Phase 2 factory in Arizona, and open our first plant in Saudi Arabia. We recognize we still have work to do on our customer journey and deliveries,” said Peter Rawlinson, Lucid’s CEO & CTO. “Next week, we look forward to the world premiere of the Lucid Gravity, our amazing vehicle that will redefine the electric SUV. Gravity remains on track to begin production in late 2024.”
“We are seeing results from our targeted marketing approach, as the majority of new demand came from customers who had their first contact with Lucid in the quarter,” said Sherry House, Lucid’s CFO. “We’ve also made progress with the cost control program we implemented in the first half of the year and have identified further opportunities for 2024. We ended the third quarter with approximately $5.45 billion in liquidity, which we expect to lead us to our next major milestone, Gravity production, and beyond, into 2025.”
Lucid will host a conference call for analysts and investors at 2:30 P.M. PT / 5:30 P.M. ET on November 7, 2023. The live webcast of the conference call will be available on the Investor Relations website at ir.lucidmotors.com. Following the completion of the call, a replay will be available on the same website. Lucid uses its ir.lucidmotors.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
About Lucid Group
Lucid’s mission is to inspire the adoption of sustainable energy by creating advanced technologies and the most captivating luxury electric vehicles centered around the human experience. The company’s first car, the Air, is a state-of-the-art luxury sedan with a California-inspired design. Lucid Air Grand Touring features an official EPA estimated 516 miles of range. Assembled at Lucid’s factories in Casa Grande, Arizona, and King Abdullah Economic City (KAEC), Saudi Arabia, deliveries of Lucid Air are currently underway to customers in the U.S., Canada, Europe, and the Middle East.

Investor Relations Contact

investor@lucidmotors.com

Media Contact

media@lucidmotors.com
Trademarks
This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.

Forward Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding financial and operating outlook and guidance, future capital expenditures and other operating expenses, ability to control costs, expectations and timing related to commercial product launches, including the Gravity SUV, production and delivery volumes, expectations regarding market opportunities and demand for Lucid’s products, the range and performance of Lucid’s vehicles, plans and expectations regarding the Gravity SUV, including performance, driving range, features, specifications, and Gravity’s potential impact on markets, plans and expectations regarding Lucid’s software, plans and expectations regarding Lucid’s systems approach to the design of the vehicle, plans and expectations regarding Lucid’s integration with NACS, including timing and benefits, estimate of the length of time Lucid’s existing cash, cash equivalents and investments will be sufficient to fund planned operations, plans and expectations regarding its future capital raises and funding strategy, the timing of vehicle deliveries, future manufacturing capabilities and facilities, studio and service center openings, ability to mitigate supply chain and logistics risks, plans regarding the Phase 2 expansion of Lucid’s AMP-1 factory, including timing, installed capacity and potential benefits, ability to vertically integrate production processes, future sales channels and strategies, future market launches and international expansion, including plans and expectations for the AMP-2 manufacturing facility in Saudi Arabia, and plans and expectations regarding the purchase agreement with the government of Saudi Arabia, including the total number of vehicles that may be purchased under the agreement, expected order quantities, and the quantity and timing of vehicle deliveries, Lucid’s ability to grow its brand awareness, the potential success of Lucid’s direct-to-consumer sales strategy and future vehicle programs, plans and expectations of the Lucid Referral Program in the United States, potential automotive partnerships, including plans and expectations regarding Lucid’s strategic technology arrangement with Aston Martin, and the promise of Lucid’s technology. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions, including government closures of banks and liquidity concerns at other financial institutions, a potential global economic recession or other downturn and global conflicts or other geopolitical events; risks related to changes in overall demand for Lucid’s products and services and cancellation of reservations and orders for Lucid’s vehicles; risks related to prices and availability of commodities, Lucid’s supply chain, logistics, inventory management and quality control, and Lucid’s ability to complete the tooling of its manufacturing facilities over time and scale production of the Lucid Air and other vehicles; risks related to the uncertainty of Lucid’s projected financial information; risks related to the timing of expected business milestones and commercial product launches; risks related to the expansion of Lucid’s manufacturing facility, the construction of new manufacturing facilities and the increase of Lucid’s production capacity; Lucid’s ability to manage expenses and control costs; risks related to future market adoption of Lucid’s offerings; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s future business; changes in regulatory requirements, governmental incentives and fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers; Lucid’s ability to effectively manage its growth and recruit and retain key employees, including its chief executive officer and executive team; risks related to potential vehicle recalls; Lucid’s ability to establish and expand its brand and capture additional market share, and the risks associated with negative press or reputational harm; Lucid’s ability to effectively utilize zero emission vehicle credits and obtain and utilize certain tax and other incentives; Lucid’s ability to issue equity or equity-linked securities in the future; Lucid’s ability to pay interest and principal on its indebtedness; future changes to vehicle specifications which may impact performance, pricing and other expectations; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; risks associated with the restructuring plan, including the risk that the charges and expenditures may be greater than anticipated, the risk that the restructuring plan may adversely affect Lucid’s internal programs and initiatives and its ability to recruit and retain skilled and motivated personnel, the risk that the restructuring plan may be distracting to employees and management, the risk that the restructuring plan may negatively impact Lucid’s business operations, reputation, or ability to serve customers, and the risk that the restructuring plan may not generate their intended benefits to the extent or as quickly as anticipated; and the impact of the global COVID-19 pandemic on Lucid’s supply chain, projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and those factors discussed under the heading “Risk Factors” in Part II, Item 1A of Lucid’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, as well as other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Non-GAAP Financial Measures and Key Business Metrics
Condensed consolidated financial information has been presented in accordance with US GAAP (“GAAP”) as well as on a non-GAAP basis to supplement our condensed consolidated financial results. Lucid’s non-GAAP financial measures include Adjusted EBITDA and Free Cash Flow which are discussed below.
Adjusted EBITDA is defined as net loss before (1) interest expense, (2) interest income, (3) provision for income taxes, (4) depreciation and amortization, (5) change in fair value of common stock warrant liability, (6) stock-based compensation and (7) restructuring charges. Lucid believes that Adjusted EBITDA provides useful information to Lucid’s management and investors about Lucid’s financial performance. Free Cash Flow is defined as net cash used in operating activities less capital expenditures. Lucid believes that Free Cash Flow provides useful information to Lucid’s management and investors about the amount of cash generated by the business after necessary capital expenditures.
These non-GAAP financial measures facilitate management’s internal comparisons to Lucid’s historical performance. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting, and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to Lucid’s investors regarding measures of our financial condition and results of operations that Lucid uses to run the business and therefore allows investors to better understand Lucid’s performance. However, these non-GAAP financial and key performance measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP.
Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding Lucid’s operating performance. In addition, other companies, including companies in Lucid’s industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Lucid’s non-GAAP financial measures and key performance measures as tools for comparison. A reconciliation between GAAP and non-GAAP financial information is presented below.

LUCID GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share and per share data)

	September 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$1,164,391	$1,735,765
Short-term investments	3,258,206	2,177,231
Accounts receivable, net	23,370	19,542
Inventory	798,974	834,401
Prepaid expenses	76,368	63,548
Other current assets	70,185	81,541
Total current assets	5,391,494	4,912,028
Property, plant and equipment, net	2,673,057	2,166,776
Right-of-use assets	221,657	215,160
Long-term investments	479,727	529,974
Other noncurrent assets	175,299	55,300
TOTAL ASSETS	$8,941,234	$7,879,238

LIABILITIES
Current liabilities:
Accounts payable	$104,602	$229,084
Accrued compensation	61,542	63,322
Finance lease liabilities, current portion	8,964	10,586
Other current liabilities	862,752	634,567
Total current liabilities	1,037,860	937,559
Finance lease liabilities, net of current portion	77,019	81,336
Common stock warrant liability	78,943	140,590
Long-term debt	1,995,673	1,991,840
Other long-term liabilities	345,724	378,212
Total liabilities	3,535,219	3,529,537

STOCKHOLDERS’ EQUITY
Common stock, par value $0.0001; 15,000,000,000 shares authorized as of September 30, 2023 and December 31, 2022; 2,290,134,335 and 1,830,172,561 shares issued and 2,289,276,510 and 1,829,314,736 shares outstanding as of September 30, 2023 and December 31, 2022, respectively	229	183
Additional paid-in capital	14,981,851	11,752,138
Treasury stock, at cost, 857,825 shares at September 30, 2023 and December 31, 2022	(20,716)	(20,716)
Accumulated other comprehensive loss	(10,363)	(11,572)
Accumulated deficit	(9,544,986)	(7,370,332)
Total stockholders’ equity	5,406,015	4,349,701
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$8,941,234	$7,879,238

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue	$137,814	$195,457	$438,120	$350,468

Costs and expenses
Cost of revenue	469,722	492,483	1,526,051	1,030,795
Research and development	230,758	213,761	694,035	600,218
Selling, general and administrative	189,691	176,736	556,209	563,707
Restructuring charges	518	—	24,546	—
Total cost and expenses	890,689	882,980	2,800,841	2,194,720

Loss from operations	(752,875)	(687,523)	(2,362,721)	(1,844,252)

Other income (expense), net
Change in fair value of common stock warrant liability	60,316	140,146	61,647	998,319
Interest income	66,064	24,373	145,594	27,284
Interest expense	(3,340)	(7,613)	(17,138)	(22,521)
Other income (expense), net	(763)	665	(1,024)	9,898
Total other income, net	122,277	157,571	189,079	1,012,980
Loss before provision for income taxes	(630,598)	(529,952)	(2,173,642)	(831,272)
Provision for income taxes	296	149	1,012	540
Net loss	(630,894)	(530,101)	(2,174,654)	(831,812)
Net loss attributable to common stockholders, basic	(630,894)	(530,101)	(2,174,654)	(831,812)
Change in fair value of dilutive warrants	—	(140,146)	—	(998,319)
Net loss attributable to common stockholders, diluted	$(630,894)	$(670,247)	$(2,174,654)	$(1,830,131)

Weighted average shares outstanding attributable to common stockholders
Basic	2,284,446,783	1,676,048,504	2,010,916,100	1,666,693,217
Diluted	2,284,446,783	1,690,963,548	2,010,916,100	1,686,576,589

Net loss per share attributable to common stockholders
Basic	$(0.28)	$(0.32)	$(1.08)	$(0.50)
Diluted	$(0.28)	$(0.40)	$(1.08)	$(1.09)

Other comprehensive income (loss)
Net unrealized gains (losses) on investments, net of tax	$1,554	$(12,575)	$2,590	$(13,266)
Foreign currency translation adjustments	(1,967)	—	(1,381)	—
Total other comprehensive income (loss)	(413)	(12,575)	1,209	(13,266)
Comprehensive loss attributable to common stockholders	$(631,307)	$(542,676)	$(2,173,445)	$(845,078)

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Cash flows from operating activities:
Net loss	$(630,894)	$(530,101)	$(2,174,654)	$(831,812)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	60,832	50,653	166,033	131,343
Amortization of insurance premium	9,114	10,264	30,242	25,188
Non-cash operating lease cost	6,593	5,302	18,871	14,254
Stock-based compensation	68,237	83,302	193,432	352,245
Inventory and firm purchase commitments write-downs	230,816	186,496	734,495	364,553
Change in fair value of common stock warrant liability	(60,316)	(140,146)	(61,647)	(998,319)
Other non-cash items	(19,286)	(7,424)	(46,990)	(5,020)
Changes in operating assets and liabilities:
Accounts receivable	(2,800)	(1,119)	(3,778)	489
Inventory	(127,971)	(302,202)	(575,933)	(906,054)
Prepaid expenses	(12,027)	(18,560)	(43,062)	(12,101)
Other current assets	(4,808)	(1,063)	13,680	(33,262)
Other noncurrent assets	(4,032)	(11,526)	(113,790)	(39,082)
Accounts payable	(18,811)	2,620	(114,810)	52,216
Accrued compensation	(7,460)	(6,542)	(1,781)	16,644
Operating lease liabilities	(5,788)	(3,817)	(17,500)	(10,761)
Other current liabilities	(625)	102,001	(44,005)	281,545
Other long-term liabilities	5,644	12,396	25,993	20,191
Net cash used in operating activities	(513,582)	(569,466)	(2,015,204)	(1,577,743)
Cash flows from investing activities:
Purchases of property, plant and equipment	(192,517)	(290,064)	(638,002)	(784,964)
Purchases of investments	(1,438,001)	(1,307,454)	(3,585,254)	(2,726,677)
Proceeds from maturities of investments	498,081	125,353	2,480,570	125,353
Proceeds from sale of investments	—	—	148,388	—
Proceeds from government grant	—	97,267	—	97,267
Other investing activities	—	—	(4,827)	—
Net cash used in investing activities	(1,132,437)	(1,374,898)	(1,599,125)	(3,289,021)
Cash flows from financing activities:
Proceeds from issuance of common stock under Underwriting Agreement, net of issuance costs	—	—	1,184,224	—
Proceeds from issuance of common stock under 2023 Subscription Agreement, net of issuance costs	—	—	1,812,641	—
Payment for short-term insurance financing note	—	—	—	(15,330)
Payment for finance lease liabilities	(1,455)	(1,204)	(4,534)	(3,605)
Proceeds from borrowings	38,654	13,565	42,920	20,228
Repayments for borrowings	—	(6,653)	—	(6,653)
Proceeds from failed sale-leaseback transaction	—	31,700	—	31,700
Proceeds from exercise of stock options	2,214	1,889	7,321	14,738
Proceeds from employee stock purchase plan	—	—	15,089	12,882
Tax withholding payments for net settlement of employee awards	(4,327)	(21,654)	(14,705)	(212,895)
Payment for credit facility issuance costs	—	—	—	(6,631)
Net cash provided by (used in) financing activities	35,086	17,643	3,042,956	(165,566)
Net decrease in cash, cash equivalents, and restricted cash	(1,610,933)	(1,926,721)	(571,373)	(5,032,330)
Beginning cash, cash equivalents, and restricted cash	2,776,880	3,192,411	1,737,320	6,298,020
Ending cash, cash equivalents, and restricted cash	$1,165,947	$1,265,690	$1,165,947	$1,265,690

LUCID GROUP, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(in thousands)

Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net loss (GAAP)	$(630,894)	$(530,101)	$(2,174,654)	$(831,812)
Interest expense	3,340	7,613	17,138	22,521
Interest income	(66,064)	(24,373)	(145,594)	(27,284)
Provision for income taxes	296	149	1,012	540
Depreciation and amortization	60,832	50,653	166,033	131,343
Change in fair value of common stock warrant liability	(60,316)	(140,146)	(61,647)	(998,319)
Stock-based compensation	68,237	83,302	194,875	352,245
Restructuring charges	518	—	24,546	—
Adjusted EBITDA (non-GAAP)	$(624,051)	$(552,903)	$(1,978,291)	$(1,350,766)
Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net cash used in operating activities (GAAP)	$(513,582)	$(569,466)	$(2,015,204)	$(1,577,743)
Capital expenditures	(192,517)	(290,064)	(638,002)	(784,964)
Free cash flow (non-GAAP)	$(706,099)	$(859,530)	$(2,653,206)	$(2,362,707)